Exhibit 10.2
FOURTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT
     This Fourth Amendment to Credit and Security Agreement (“Fourth Amendment”) is entered into as of November 30, 2009, by and among Synergetics, Inc., a Missouri corporation, Synergetics USA, Inc., a Delaware corporation, Synergetics Germany, GMBH, a German limited liability company, Synergetics Italia, SRL, an Italian limited liability company, and Synergetics France, SARL, a French company (“Synergetics France”) (individually, a “Borrower” and, collectively, the “Borrowers”), and Regions Bank (“Lender”).
RECITALS
     A. Borrowers and Lender entered into a certain Credit and Security Agreement dated as of June 20, 2007, as heretofore amended from time to time (as so amended, the “Existing Credit Agreement”).
     B. Borrowers and Lender desire to amend the Existing Credit Agreement as hereinafter provided.
     C. The Existing Credit Agreement and this Fourth Amendment constitute the “Credit Agreement” from and after the effectiveness of this Fourth Amendment.
     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers, and Lender agree as follows:
     1. Defined Terms. Each term used herein without definition or a modification to definition shall have the same meaning as set forth in the Existing Credit Agreement.
     2. Credit Agreement Amendments. The Existing Credit Agreement is hereby amended as follows, effective upon fulfillment of conditions set forth in Section 4 of this Fourth Amendment:
     A. Section 1.2, entitled “Primary Definitions,” is hereby amended by modifying the following definitions to read as follows in their entirety:
               “Termination Date” means November 30, 2010.
     3. Representations and Warranties. The Borrowers jointly and severally hereby represent and warrant to the Lender as follows:
     (a) This Fourth Amendment has been duly and validly executed by authorized officers of the Borrowers and constitutes the legal, valid and binding obligation of the Borrowers, enforceable against the Borrowers in accordance with their terms. The Existing Credit Agreement, as amended by this Fourth Amendment, remains in full force and effect and remains the valid and binding obligation of the Borrowers, enforceable against the Borrowers in accordance with its terms. The Borrowers hereby ratify and confirm the Existing Credit Agreement, as amended by this Fourth Amendment;

     (b) No Default or Event of Default has occurred or now exists under the Existing Credit Agreement and no Default or Event of Default will occur as a result of the effectiveness of this Fourth Amendment;
     (c) The representations and warranties of the Borrower contained in the Existing Credit Agreement, are true and correct in all material respects on and as of the date of this Fourth Amendment.
     4. Conditions to Effectiveness of Fourth Amendment. The effectiveness of this Fourth Amendment and the agreements set forth herein are subject to fulfillment, as determined in the sole judgment of Lender, of the following conditions:
     (a) Borrowers shall have executed and delivered to Lender this Fourth Amendment;
     (b) Lender shall have determined that no Default or Event of Default exists; and
     (c) Borrowers shall have delivered such other documents and shall have taken such other actions as Lender in its reasonable discretion may require.
     5. Release. In consideration of the agreement of Lender to modify the terms of the Existing Credit Agreement as set forth in this Fourth Amendment, Borrowers hereby release, discharge and acquit forever Lender and any of its officers, directors, servants, agents, employees and attorneys, past and present, from any and all claims, demands and causes of action, of whatever nature, whether in contract or tort, accrued or to accrue, contingent or vested, known or unknown, arising out of or relating to the loans evidenced by the Existing Credit Agreement, as hereby amended, or Lender’s administration of the same or any other actions taken pursuant to the Existing Credit Agreement or under any other documents or instruments evidencing loans made by Lender to Borrowers or the administration of same; provided, however, that the foregoing release and the following indemnity relate only to actions or inactions of Lender through the date hereof.
     6. Payment of Costs/Expenses. Without limiting the generality of provisions in the Existing Credit Agreement (as amended by this Fourth Amendment) relating to payment of Lender’s costs and expenses, the Borrower will pay all reasonable out-of-pocket expenses, costs and charges of Lender’s attorneys incurred in connection with the preparation and implementation of this Fourth Amendment.
     7. Other Documents/Provisions to Remain in Force. Except as expressly amended hereby, the Existing Credit Agreement and all documents and instruments executed in connection therewith or contemplated thereby and all indebtedness incurred pursuant thereto shall remain in full force and effect and are in all respects hereby ratified and affirmed.
     8. Successors and Assigns. Subject to any restriction on assignment set forth in the Existing Credit Agreement, this Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     9. Counterparts. This Fourth Amendment may be executed in any number of counterparts, each of which shall constitute one and the same Amendment.
     10. Incorporation by Reference. The Existing Credit Agreement and all exhibits thereto, and the exhibits to this Fourth Amendment are incorporated herein by this reference, except to the extent replaced by Exhibits attached to this Fourth Amendment.
     11. No Oral Loan Agreements. Pursuant to Mo. Rev. Stat. § 432.045 and § 432.047, the parties agree to the quoted language below (all references to “you” are references to Borrower and all references to “us” are references to Lender):
ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED, THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER) AND US (LENDER) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.
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     IN WITNESS WHEREOF, Lender and Borrowers have caused this Fourth Amendment to be executed effective as of the date first written above.
BORROWERS:

SYNERGETICS, INC.
By:	/s/ Pamela G. Boone
	Name:	Pamela G. Boone
	Title:	Chief Financial Officer

and SYNERGETICS, USA, INC.
By:	/s/ Pamela G. Boone
	Name:	Pamela G. Boone
	Title:	Chief Financial Officer

and SYNERGETICS GERMANY, GMBH
By:	/s/ Pamela G. Boone
	Name:	Pamela G. Boone
	Title:	Director

and SYNERGETICS ITALIA, SRL
By:	/s/ Pamela G. Boone
	Name:	Pamela G. Boone
	Title:	Director

and SYNERGETICS FRANCE, SARL
By:	/s/ Pamela G. Boone
	Name:	Pamela G. Boone
	Title:	Director

LENDER: REGIONS BANK
By:	/s/ Anne D. Silvestri
	Name:	Anne D. Silvestri
	Title:	Senior Vice President

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